SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  February 14, 2006

J.P. MORGAN ACCEPTANCE CORPORATION I

(Exact name of the Depositor as specified in its charter)

J.P. MORGAN MORTGAGE ACQUISITION CORP. 2006-FRE1

(Exact name of Issuing Entity as specified in its charter)

J.P. MORGAN ACCEPTANCE CORPORATION I
(Exact name of sponsor as specified in its charter)
Delaware	333-127020	___13-3475488___
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 834-3850

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 20, 2006, J.P. Morgan Acceptance Corporation I (the “Company”) entered into a Pooling and Servicing Agreement dated as of January 1, 2006 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, J.P. Morgan Mortgage Acquisition Corp., as seller, JPMorgan Chase Bank, National Association, as servicer and as securities administrator (the “Servicer” and “Securities Administrator”), respectively Pentalpha Surveillance LLC as Trust Oversight Manager (the “Trust Oversight Manager”) and U.S. Bank National Association, as trustee (the “Trustee”), providing for the issuance of J.P. Morgan Mortgage Acquisition Corp. 2006-FRE1, Asset-Backed Pass-Through Certificates, Series 2006-FRE1.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)   Shell Company Transactions

Not applicable

 (d)  Exhibits:

Exhibit No.

Description

99.1

The Pooling and Servicing Agreement, dated as of January 1, 2006, by and among the Company, the Seller, the Servicer, the Securities Administrator, the Trust Oversight Manager and the Trustee.

23.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN ACCEPTANCE CORPORATION I

By: /s/ Tom Roh

    Name: Tom Roh

    Title:  Vice President

Dated:  February 14, 2006

Exhibit Index

99.1

The Pooling and Servicing Agreement